LEGG MASON PARTNERS LIFESTYLE SERIES, INC.

(the “Company”)

as to

LEGG MASON PARTNERS LIFESTYLE INCOME FUND

(the “Fund”)

SUPPLEMENT DATED JANUARY 24, 2007

TO THE

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2006

The following supplements the above-referenced Prospectus and Statement of Additional Information only with respect to the Fund. The above-referenced Prospectus is not a prospectus for, and should not be considered an offering of, any fund other than the Fund. The Company’s other funds are offered pursuant to separate prospectuses.

Effective immediately, while continuing to invest primarily in shares of other mutual funds, the Fund may also invest directly in the types of securities held by the underlying funds, including common and preferred stocks; securities convertible into common stocks; warrants and depository receipts; and fixed income securities, including U.S. government securities; money market instruments; mortgage-related securities and repurchase agreements. These investments may include securities of non-U.S. issuers.

The Fund may also enter into futures contracts on securities or related options on futures contracts on securities that are traded on a domestic or foreign exchange or in the over-the-counter market, and may also engage in transactions in options on securities, which may include the writing of covered put options and covered call options, the purchase of put and call options and the entry into closing transactions.

In addition to direct investments, the Fund may invest in shares of a portfolio of securities that seeks to track the performance of an underlying equity index or a portion of an equity index (“Exchange Traded Funds”). Exchange Traded Funds hold portfolios of securities that seek to track the performance of a specific index or basket of stocks. As with other investments in shares of mutual funds, if the Fund holds shares of an Exchange Traded Fund, it will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations.

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